UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2010, the Board of Directors of CombiMatrix Corporation (the “Company”) authorized management to proceed with voluntarily applying to transfer the listing of the Company’s securities to The Nasdaq Capital Market rather than submitting a plan to regain compliance with The Nasdaq Global Market listing requirements.

As a result of receiving the previously reported notice on November 17, 2010 from The Nasdaq Stock Market indicating that the Company is not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Global Market (as set forth in Nasdaq Listing Rule 5450(b)(1)(A)), the  Company has until January 3, 2011 to either provide Nasdaq with a specific plan to regain compliance with The Nasdaq Global Market listing requirements or to apply to transfer the Company’s securities to The Nasdaq Capital Market.  Management intends to submit the listing transfer application within the next week.

Item 9.01.    Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d)  Exhibits.

99.1             Press Release dated December 2, 2010 of the Registrant.

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s ability to meet and maintain the listing requirements of The Nasdaq Capital Market and acceptance of the Company’s listing transfer application. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “likely,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results or the commitments made by the Company herein, and they are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties referred to above include, but are not limited to, the Company’s ability to raise additional capital on a timely basis, or at all, or to improve its operating results in the near future; the possibility that the Company’s listing transfer application will not be approved by the Nasdaq Staff, or that the Company’s stockholders’ equity could decline further; and such other factors described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated: December 2, 2010	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated December 2, 2010 of the Registrant.